EXHIBIT 10.2.33



             Executive Severance
             Agreement for (NAME)

             Charming Shoppes, Inc.

             July 1999




























Contents





Article 1. Establishment, Term, and Purpose                     1

Article 2. Definitions                                          2

Article 3. Severance Benefits                                   5

Article 4. Form and Timing of Severance Benefits                8

Article 5. Excise Tax Treatment                                 8

Article 6. The Company's Payment Obligation                     8

Article 7. Legal Remedies                                       9

Article 8. Outplacement Assistance                              9

Article 9. Successors and Assignment                            9

Article 10. Miscellaneous                                      10

Charming Shoppes, Inc.
Executive Severance Agreement

   THIS AGREEMENT is made and entered into as of the 15th day of July, 1999 (the "Effective Date"), by and between Charming Shoppes, Inc. (hereinafter referred to as the "Company") and (NAME) (hereinafter referred to as the "Executive").

   WHEREAS, the Board of Directors of the Company has approved the Company entering into severance agreements with certain key executives of the Company;

   WHEREAS, the Executive is a key executive of the Company;

   WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in his position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control; and

   WHEREAS, should the possibility of a Change in Control arise, in addition to his regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate.

   NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose
   This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years (i.e., until the day before the third anniversary of the Effective Date). However, at the end of such three (3) year period and at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to each Executive, that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress.

   However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of:
(i) twenty-four (24) months beyond the month in which such Change in Control occurred; or (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions
   Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

   2.1"Base Salary" means the salary of record paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not any such salary or other amounts are deferred.

   2.2"Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act and shall include related terms such as "Beneficial Ownership."

   2.3"Beneficiary" means the persons or entities designated or deemed designated by the Executive pursuant to Section 10.2 herein.

   2.4"Board" means the Board of Directors of the Company.

   2.5"Cause" means: (a) the Executive's willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from Disability or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes that the Executive has willfully failed to substantially perform his duties, and after the Executive has failed to resume substantial performance of his duties on a continuous basis within thirty (30) calendar days of receiving such demand; (b) the Executive's willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (c) the Executive's having been convicted of a felony. For purposes of this subparagraph, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

   2.6"Change in Control" of the Company shall be deemed to have occurred as of the first day after the Effective Date that any one or more of the following conditions is satisfied:

   (a) Any Person, other than the Company or a Related Party, acquires directly or indirectly the Beneficial Ownership of any Voting Security and immediately after such acquisition such Person has directly or indirectly, the Beneficial Ownership of Voting Securities representing twenty percent (20%) or more of the total voting power of all the then-outstanding Voting Securities; or

   (b) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a) or (c) of this section) whose election by the Board of Directors or nomination of election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute two-thirds (2/3) of the Board; or

   (c) The shareholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, a reverse stock split of outstanding Voting Securities, or an acquisition of securities or assets by the Company (a "Transaction"), or consummation of such a Transaction if shareholder approval is not obtained, other than a Transaction which would result in the holders of Voting Securities having at least eighty percent (80%) of the total voting power represented by the Voting Securities outstanding immediately prior thereto continuing to hold Voting Securities or voting securities of the surviving entity having at least sixty percent (60%) of the total voting power represented by the Voting Securities or the voting securities of such surviving entity outstanding immediately after such transaction and in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered; or

   (d) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in Related Parties owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the transaction.

   However, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change-in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or
(ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

   2.7"Code" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

   2.8"Committee" means the Compensation Committee of the Board or any other committee appointed by the Board to perform the functions of the Compensation Committee.

   2.9"Company" means Charming Shoppes, Inc., a Pennsylvania corporation,
or any successor thereto as provided in Article 9 herein.   If the
Executive is an officer of Charming Shoppes of Delaware, Inc. only, or an officer of both Charming Shoppes of Delaware, Inc. and Charming Shoppes, Inc., the word "Company" shall be deemed to include not only Charming Shoppes, Inc. but also Charming Shoppes of Delaware, Inc. with respect to employment matters, including termination of employment, where appropriate. References to the "Company" with respect to a Change in Control and matters incidental to the determination of a Change in Control relate only to Charming Shoppes, Inc.

   2.10 "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

   2.11 "Effective Date" means the date of this Agreement set forth above.

   2.12 "Effective Date of Termination" means the date on which a Qualifying Termination occurs which triggers the payment of Severance Benefits hereunder.

   2.13 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

   2.14 "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

   (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices and reporting requirements) as an employee of the Company, or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from the greatest of: (i) those in effect on the Effective Date; (ii) those in effect during the fiscal year immediately preceding the year of the Change in Control; or (iii) those in effect immediately preceding the Change in Control;

   (b) The Company's requiring the Executive to be based at a location which is at least fifty (50) miles farther from the current primary residence than is such residence from the Company's current headquarters, except for required travel on the Company's business to an extent substantially consistent with the Executive's business obligations as of the Effective Date;

   (c) A reduction by the Company in the Executive's Base Salary as in effect on the Effective Date or as the same shall be increased from time to time or a failure by the Company to pay to the Executive any portion of his compensation or any installment of deferred compensation under any plan or program of the Company within thirty
       (30) days after the date such payment is due;

   (d) A material reduction in the Executive's level of participation and compensation opportunities in any of the Company's short- and/or long-term incentive compensation plans, or employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the greatest of the levels in place on:
       (i) the Effective Date; (ii) the fiscal year immediately preceding the Change in Control; or (iii) immediately preceding the Change in Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be "Good Reason" if the Executive's reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives of the Company, any Person who then controls the Company, and any persons who have positions commensurate with the Executive's position;

   (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 9 herein; or

   (f) Any purported termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

   The existence of Good Reason shall not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's Retirement shall constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason. The Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

   2.15 "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

   2.16  "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

   2.17  "Qualifying Termination" means any of the events described in
Section 3.2 herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

   2.18 "Related Party" means (a) a majority-owned subsidiary of the Company; or (b) a trustee or other fiduciary holding securities under an employment plan of the Company or any majority-owned subsidiary; or (c) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities.

   2.19 "Retirement" means the Executive's voluntary termination of employment in a manner which qualifies the Executive to receive immediately payable retirement benefits under the Company's tax-qualified retirement plan or under the successor or replacement of such retirement plan if it is then no longer in effect. The term "Retirement" shall not mean a termination of the Executive's employment under circumstances which constitute Good Reason or that constitute an involuntary termination of the Executive's employment by the Company.

   2.20 "Severance Benefits" means the payment of severance compensation as provided in Section 3.3 herein.

   2.21 "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

Article 3. Severance Benefits
   3.1Right to Severance Benefits. The Executive shall be entitled to receive from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four (24) calendar months following the Change in Control, a Notice of Termination for a Qualifying Termination of the Executive has been delivered.

   The Executive shall not be entitled to receive Severance Benefits if he is terminated for Cause, or if his employment with the Company ends due to death, Disability, or Retirement or due to a voluntary termination of employment by the Executive without Good Reason.

   3.2Qualifying Termination. The occurrence of any one or more of the following events (as evidenced by a Notice of Termination) shall trigger the payment of Severance Benefits to the Executive under this Agreement:

   (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause within twenty-four (24) calendar months following the end of the month in which a Change in Control of the Company occurred as evidenced by a Notice of Termination delivered by the Executive to the Company;

   (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the end of the month in which a Change in Control of the Company occurred as evidenced by a Notice of Termination delivered to the Company by the Executive; or

   (c) The Company or any successor company breaches any of the provisions of this Agreement.

   3.3Description of Severance Benefits. In the event the Executive becomes entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company shall pay to the Executive and provide him with the following:

   (a) An amount equal to two (2) times the highest rate of the Executive's annualized Base Salary in effect at any time from his initial date of employment with the Company up to and including the Effective Date of Termination.

   (b) An amount equal to two (2) times the Executive's highest targeted annual incentive award established for any plan year from his initial date of employment with the Company up to and including the year in which the Executive's Effective Date of Termination occurs, regardless of whether the targeted annual incentive award was earned.

   (c) An amount equal to the Executive's unpaid targeted annual incentive award, established for the year in which the Executive's Effective Date of Termination occurs, multiplied by a fraction, the numerator of which is the number of completed days in the then-existing fiscal year through the Effective Date of Termination, and the denominator of which is three hundred sixty-five (365);

   (d) An amount equal to the Executive's unpaid Base Salary, accrued vacation pay, and earned but not taken vacation pay through the Effective Date of Termination.

   (e) A continuation of the welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for two (2) full years after the Effective Date of Termination. These benefits shall be provided to the Executive at the same coverage level, as in effect as of the Executive's Effective Date of Termination or, if greater, as in effect 90 days prior to the date of the Change in Control, and at the same premium cost to the Executive which was paid by the Executive at the time such benefits were provided. However, in the event the premium cost and/or level of coverage shall change for all employees of the Company, or for management employees with respect to supplemental benefits, the cost and/or coverage level, likewise, shall change for the Executive in a corresponding manner.

       The continuation of these welfare benefits shall be discontinued prior to the end of the two (2) year period in the event the Executive has available substantially similar benefits at a comparable cost to the Executive from a subsequent employer, as determined by the Committee.

   (f) With regard to the Company's split-dollar life insurance arrangement with the Executive, the following provisions shall apply.

       (i)The Company shall continue to pay the annual premiums on the policy, that is subject to the split-dollar life insurance agreement, in accordance with the most recent schedule provided prior to the Change in Control by the insurance broker who administers the split-dollar life insurance arrangement.

       (ii) For purposes of making any determination under the split-dollar life insurance agreement, the Executive's number of years of employment with the Company, as of the Effective Date of Termination, shall be deemed to be fifteen (15).

   Incentive awards granted under the incentive arrangements adopted by the Company shall be treated pursuant to the terms of the applicable plan.

   The aggregate benefits accrued by the Executive as of the Effective
Date of Termination under the Charming Shoppes, Inc., and other savings and retirement plans sponsored by the Company, shall be distributed pursuant to the terms of the applicable plan.

   Compensation which has been deferred under the Charming Shoppes Variable Deferred Compensation Plan or other plans sponsored by the Company, as applicable, together with all interest that has been credited with respect to any such deferred compensation balances, shall be distributed pursuant to the terms of the applicable plan.

   3.4Termination for Disability. Following a Change in Control of the Company, if an Executive's employment is terminated due to Disability, the Executive shall receive his Base Salary and accrued vacation through the Effective Date of Termination, at which point in time the Executive's benefits shall be determined in accordance with the Company's disability, retirement, insurance, and other applicable plans and programs then in effect. In the event the Executive's employment is terminated due to Disability, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

   3.5Termination for Retirement or Death. Following a Change in Control of the Company, if the Executive's employment is terminated by reason of his Retirement or death, the Executive's benefits shall be determined in accordance with the Company's retirement, survivor's benefits, insurance, and other applicable programs of the Company then in effect. In the event the Executive's employment is terminated by reason of his Retirement or death, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

   3.6Termination for Cause, or Other Than for Good Reason or Retirement. Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company shall pay the Executive his full Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any compensation plans of the Company, at the time such payments are due, and the Company shall have no further obligations to the Executive under this Agreement.

   3.7Notice of Termination. Any termination of employment by the Company or by the Executive for Good Reason shall be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits
   4.1Form and Timing of Severance Benefits. The Severance Benefits described in Sections 3.3(a), 3.3(b), 3.3(c), and 3.3(d) herein shall be paid in cash to the Executive in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty
(30) days from such date.

   4.2Withholding of Taxes. The Company shall be entitled to withhold from any amounts payable under this Agreement all taxes as legally shall be required to be withheld (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Treatment
   5.1Excise Tax Treatment. In the event that a Change in Control occurs, and a determination is made by the Company pursuant to Section 280G and 4999 of the Code that a golden parachute excise tax is due, the benefits provided to the Executive under this Agreement that are classified as "parachute payments" (as such term is defined in Section 280G of the Code), shall be limited to the amount just necessary to avoid the excise tax. However, this limitation shall be applied if, and only if, such a limitation results in a greater net (of excise tax) cash benefit to the Executive than he would receive had the benefits not been capped and an excise tax been levied.

   In the event the Internal Revenue Service subsequently adjusts the excise tax computation herein described, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole (less any amounts received by the Executive that he would not have received had the computation initially been computed as subsequently adjusted), including the value of benefits that were erroneously limited, the value of any overpaid excise tax, and any related interest and/or penalties due to the Internal Revenue Service.

Article 6. The Company's Payment Obligation
   The Company's obligation to make the payments and the arrangements provided for herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company shall not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

   The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in Section 3.3(e) herein.

Article 7. Legal Remedies
   7.1Payment of Legal Fees. To the extent permitted by law, the Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including conflicts related to the calculation of parachute payments) between the parties pertaining to this Agreement, subject to an overall limit on the payment of legal fees of thirty-five thousand dollars ($35,000).

   7.2Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three (3) arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of his employment with the Company, in accordance with the rules of the American Arbitration Association then in effect.

   Judgment may be entered on the award of the arbitrator in any court having proper jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Executive, shall be borne by the Company.

Article 8. Outplacement Assistance
   Following a Qualifying Termination (as described in Section 3.2 herein), the Executive shall be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination, provided, however, that the total reimbursement shall be limited to an amount equal to thirty thousand dollars ($30,000).

Article 9. Successors and Assignment
   9.1Successors to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The date on which any such succession becomes effective shall be deemed to be the date of the Change in Control.

   9.2Assignment by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.

Article 10. Miscellaneous
   10.1 Employment Status. Except as may be provided under any other agreement between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

   10.2 Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent Beneficiaries of any Severance Benefits owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

   10.3 Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

   10.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

   10.5 Applicable Law. To the extent not preempted by the laws of the United States, the laws of the state of Pennsylvania shall be the controlling law in all matters relating to this Agreement.

   10.6 Disclosure of Information. The Executive recognizes that he has access to and knowledge of certain confidential and proprietary information of the Company which is essential to the performance of his duties under this Agreement. The Executive will not, during or after the term of his employment by the Company, in whole or in part, disclose such information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, nor shall he make use of any such information for his own purposes, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain except as required by law or pursuant to legal process.

   10.7 Covenants Regarding Other Employees. During the term of this Agreement, and for a period of twenty-four (24) months following the Effective Date of Termination, the Executive agrees not to attempt to induce any employee of the Company to terminate his or her employment with the Company or to interfere in a similar manner with the business of the Company.

   IN WITNESS WHEREOF, the parties have executed this Agreement on this day of
     , 1999.


CHARMING SHOPPES, INC.             EXECUTIVE


_______________________________         ___________________________________
Dorrit J. Bern                          (NAME)
Its:  President and Chief Executive Officer



ATTEST:________________________
          Colin D. Stern
          Secretary






             Executive Severance
             Agreement for (NAME)

             Charming Shoppes, Inc.

             January,  2000




























Contents






Article 1. Establishment, Term, and Purpose                     1

Article 2. Definitions                                          2

Article 3. Severance Benefits                                   6

Article 4. Form and Timing of Severance Benefits                8

Article 5. Excise Tax Treatment                                 8

Article 6. The Company's Payment Obligation                     8

Article 7. Legal Remedies                                       9

Article 8. Outplacement Assistance                              9

Article 9. Successors and Assignment                            9

Article 10. Miscellaneous                                      10

Charming Shoppes, Inc.
Executive Severance Agreement

   THIS AGREEMENT is made and entered into as of the ____ day of January, 2000 (the "Effective Date"), by and between Charming
Shoppes, Inc. (hereinafter referred to as the "Company") and
(NAME) (hereinafter referred to as the "Executive").

   WHEREAS, the Board of Directors of the Company has approved the Company entering into severance agreements with certain key executives of the Company;

   WHEREAS, the Executive is a key executive of the Company;

   WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in his position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control; and

   WHEREAS, should the possibility of a Change in Control arise, in addition to his regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate.

   NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose
   This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years (i.e., until the day before the third anniversary of the Effective Date). However, at the end of such three (3) year period and at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to each Executive, that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress.

   However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; or (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions
   Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

   2.1"Base Salary" means the salary of record paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not any such salary or other amounts are deferred.

   2.2"Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act and shall include related terms such as "Beneficial
Ownership."

   2.3"Beneficiary" means the persons or entities designated or deemed designated by the Executive pursuant to Section 10.2 herein.

   2.4"Board" means the Board of Directors of the Company.

   2.5"Cause" means: (a) the Executive's willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from Disability or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes that the Executive has willfully failed to substantially perform his duties, and after the Executive has failed to resume substantial performance of his duties on a continuous basis within thirty (30) calendar days of receiving such demand; (b) the Executive's willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (c) the Executive's having been convicted of a felony. For purposes of this subparagraph, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

   2.6"Change in Control" of the Company shall be deemed to have occurred as of the first day after the Effective Date that any one or more of the following conditions is satisfied:

   (a) Any Person, other than the Company or a Related Party, acquires directly or indirectly the Beneficial Ownership of any Voting Security and immediately after such acquisition such Person has directly or indirectly, the Beneficial Ownership of Voting Securities representing twenty percent (20%) or more of the total voting power of all the then-outstanding Voting Securities; or

   (b) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a) or (c) of this section) whose election by the Board of Directors or nomination of election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute two-thirds (2/3) of the Board; or

   (c) The shareholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, a reverse stock split of outstanding Voting Securities, or an acquisition of securities or assets by the Company (a "Transaction"), or consummation of such a Transaction if shareholder approval is not obtained, other than a Transaction which would result in the holders of Voting Securities having at least eighty percent (80%) of the total voting power represented by the Voting Securities outstanding immediately prior thereto continuing to hold Voting Securities or voting securities of the surviving entity having at least sixty percent (60%) of the total voting power represented by the Voting Securities or the voting securities of such surviving entity outstanding immediately after such transaction and in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered; or

   (d) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in Related Parties owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the transaction.

   However, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change-in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or
(ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

   2.7"Code" means the United States Internal Revenue Code of
1986, as amended, and any successors thereto.

   2.8"Committee" means the Compensation Committee of the Board or any other committee appointed by the Board to perform the functions of the Compensation Committee.

   2.9"Company" means Charming Shoppes, Inc., a Pennsylvania corporation, or any successor thereto as provided in Article 9
herein.   If the Executive is an officer of Charming Shoppes of
Delaware, Inc. only, or an officer of both Charming Shoppes of Delaware, Inc. and Charming Shoppes, Inc., the word "Company" shall be deemed to include not only Charming Shoppes, Inc. but also Charming Shoppes of Delaware, Inc. with respect to employment matters, including termination of employment, where appropriate. References to the "Company" with respect to a Change in Control and matters incidental to the determination of a Change in Control relate only to Charming Shoppes, Inc.



   2.10 "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

   2.11 "Effective Date" means the date of this Agreement set forth above.

   2.12 "Effective Date of Termination" means the date on which a Qualifying Termination occurs which triggers the payment of Severance Benefits hereunder.

   2.13  "Exchange Act" means the United States Securities
Exchange Act of 1934, as amended.

   2.14 "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

   (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices and reporting requirements) as an employee of the Company, or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from the greatest of: (i) those in effect on the Effective Date; (ii) those in effect during the fiscal year immediately preceding the year of the Change in Control; or (iii) those in effect immediately preceding the Change in Control;

   (b) The Company's requiring the Executive to be based at a location which is at least fifty (50) miles farther from the current primary residence than is such residence from the Company's current headquarters, except for required travel on the Company's business to an extent substantially consistent with the Executive's business obligations as of the Effective Date;

   (c) A reduction by the Company in the Executive's Base Salary as in effect on the Effective Date or as the same shall be increased from time to time or a failure by the Company to pay to the Executive any portion of his compensation or any installment of deferred compensation under any plan or program of the Company within thirty
       (30) days after the date such payment is due;

   (d) A material reduction in the Executive's level of participation and compensation opportunities in any of the Company's short- and/or long-term incentive compensation plans, or employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the greatest of the levels in place on: (i) the Effective Date; (ii) the fiscal year immediately preceding the Change in Control; or
       (iii) immediately preceding the Change in Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be "Good Reason" if the Executive's reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives of the Company, any Person who then controls the Company, and any persons who have positions commensurate with the Executive's position;

   (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in
       Article 9 herein; or

   (f) Any purported termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

   The existence of Good Reason shall not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's Retirement shall constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason. The Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

   2.15 "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

   2.16 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in
Section 13(d).

   2.17 "Qualifying Termination" means any of the events described in Section 3.2 herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

   2.18 "Related Party" means (a) a majority-owned subsidiary of the Company; or (b) a trustee or other fiduciary holding securities under an employment plan of the Company or any majority-owned subsidiary; or (c) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities.

   2.19 "Retirement" means the Executive's voluntary termination of employment in a manner which qualifies the Executive to receive immediately payable retirement benefits under the Company's tax-qualified retirement plan or under the successor or replacement of such retirement plan if it is then no longer in effect. The term "Retirement" shall not mean a termination of the Executive's employment under circumstances which constitute Good Reason or that constitute an involuntary termination of the Executive's employment by the Company.

   2.20 "Severance Benefits" means the payment of severance compensation as provided in Section 3.3 herein.

   2.21 "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

Article 3. Severance Benefits
   3.1Right to Severance Benefits. The Executive shall be entitled to receive from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four (24) calendar months following the Change in Control, a Notice of Termination for a Qualifying Termination of the Executive has been delivered.

   The Executive shall not be entitled to receive Severance Benefits if he is terminated for Cause, or if his employment with the Company ends due to death, Disability, or Retirement or due to a voluntary termination of employment by the Executive without Good Reason.

   3.2Qualifying Termination. The occurrence of any one or more of the following events (as evidenced by a Notice of Termination) shall trigger the payment of Severance Benefits to the Executive under this Agreement:

   (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause within twenty-four (24) calendar months following the end of the month in which a Change in Control of the Company occurred as evidenced by a Notice of Termination delivered by the Executive to the Company;

   (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the end of the month in which a Change in Control of the Company occurred as evidenced by a Notice of Termination delivered to the Company by the Executive; or

   (c) The Company or any successor company breaches any of the provisions of this Agreement.

   3.3Description of Severance Benefits. In the event the Executive becomes entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company shall pay to the Executive and provide him with the following:

   (a) An amount equal to one (1) times the highest rate of the Executive's annualized Base Salary in effect at any time from his initial date of employment with the Company up to and including the Effective Date of Termination.

   (b) An amount equal to one (1) times the Executive's highest targeted annual incentive award established for any plan year from his initial date of employment with the Company up to and including the year in which the Executive's Effective Date of Termination occurs, regardless of whether the targeted annual incentive award was earned.

   (c) An amount equal to the Executive's unpaid targeted annual incentive award, established for the year in which the Executive's Effective Date of Termination occurs, multiplied by a fraction, the numerator of which is the number of completed days in the then-existing fiscal year through the Effective Date of Termination, and the denominator of which is three hundred sixty-five (365).

   (d) An amount equal to the Executive's unpaid Base Salary, accrued vacation pay, and earned but not taken vacation pay through the Effective Date of Termination.

   (e) A continuation of the welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for one (1) full year after the Effective Date of Termination. These benefits shall be provided to the Executive at the same coverage level, as in effect as of the Executive's Effective Date of Termination or, if greater, as in effect 90 days prior to the date of the Change in Control, and at the same premium cost to the Executive which was paid by the Executive at the time such benefits were provided. However, in the event the premium cost and/or level of coverage shall change for all employees of the Company, or for management employees with respect to supplemental benefits, the cost and/or coverage level, likewise, shall change for the Executive in a corresponding manner.

          The continuation of these welfare benefits shall be discontinued prior to the end of the one (1) year period in the event the Executive has available substantially similar benefits at a comparable cost to the Executive from a subsequent employer, as determined by the Committee.

   (f) With regard to the Company's split-dollar life insurance arrangement with the Executive, the following provisions shall apply.

      (i) The Company shall continue to pay the annual premiums on the policy, that is subject to the split-dollar life insurance agreement, in accordance with the most recent schedule provided prior to the Change in Control by the insurance broker who administers the split-dollar life insurance arrangement.

      (ii) For purposes of making any determination under the split-dollar life insurance agreement, the
           Executive's number of years of employment with the Company, as of the Effective Date of Termination, shall be deemed to be fifteen (15).

   Committee.

   (f) With regard to the Company's split-dollar life insurance arrangement with the Executive, the following provisions shall apply.

      (i) The Company shall continue to pay the annual premiums on the policy, that is subject to the split-dollar life insurance agreement, in accordance with the most recent schedule provided prior to the Change in Control by the insurance broker who administers the split-dollar life insurance arrangement.

      (ii) For purpose of making any determination under the split-dollar life insurance agreement, the
           Executive's number of years of employment with the Company, as of the Effective Date of Termination, shall be deemed to be fifteen (15).

   Incentive awards granted under the incentive arrangements adopted by the Company shall be treated pursuant to the terms of the applicable plan.

   The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the Charming Shoppes, Inc., and other savings and retirement plans sponsored by the Company, shall be distributed pursuant to the terms of the applicable plan.

   Compensation which has been deferred under the Charming
Shoppes Variable Deferred Compensation Plan or other plans sponsored by the Company, as applicable, together with all interest that has been credited with respect to any such deferred compensation balances, shall be distributed pursuant to the terms of the applicable plan.

   3.4Termination for Disability. Following a Change in Control of the Company, if an Executive's employment is terminated due to Disability, the Executive shall receive his Base Salary and accrued vacation through the Effective Date of Termination, at which point in time the Executive's benefits shall be determined in accordance with the Company's disability, retirement, insurance, and other applicable plans and programs then in effect. In the event the Executive's employment is terminated due to Disability, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

   3.5Termination for Retirement or Death. Following a Change in Control of the Company, if the Executive's employment is terminated by reason of his Retirement or death, the Executive's benefits shall be determined in accordance with the Company's retirement, survivor's benefits, insurance, and other applicable programs of the Company then in effect. In the event the Executive's employment is terminated by reason of his Retirement or death, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

   3.6Termination for Cause, or Other Than for Good Reason or Retirement. Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company shall pay the Executive his full Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any compensation plans of the Company, at the time such payments are due, and the Company shall have no further obligations to the Executive under this Agreement.

   3.7Notice of Termination. Any termination of employment by the Company or by the Executive for Good Reason shall be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits
   4.1Form and Timing of Severance Benefits. The Severance
Benefits described in Sections 3.3(a), 3.3(b), 3.3(c), and 3.3(d) herein shall be paid in cash to the Executive in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

   4.2Withholding of Taxes. The Company shall be entitled to withhold from any amounts payable under this Agreement all taxes as legally shall be required to be withheld (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Treatment
   5.1Excise Tax Treatment. In the event that a Change in Control occurs, and a determination is made by the Company pursuant to Section 280G and 4999 of the Code that a golden parachute excise tax is due, the benefits provided to the Executive under this Agreement that are classified as "parachute payments" (as such term is defined in Section 280G of the Code), shall be limited to the amount just necessary to avoid the excise tax. However, this limitation shall be applied if, and only if, such a limitation results in a greater net (of excise tax) cash benefit to the Executive than he would receive had the benefits not been capped and an excise tax been levied.

   In the event the Internal Revenue Service subsequently adjusts the excise tax computation herein described, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole (less any amounts received by the Executive that he would not have received had the computation initially been computed as subsequently adjusted), including the value of benefits that were erroneously limited, the value of any overpaid excise tax, and any related interest and/or penalties due to the Internal Revenue Service.

Article 6. The Company's Payment Obligation
   The Company's obligation to make the payments and the arrangements provided for herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company shall not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

   The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in Section 3.3(e) herein.

Article 7. Legal Remedies
   7.1Payment of Legal Fees. To the extent permitted by law, the Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including conflicts related to the calculation of parachute payments) between the parties pertaining to this Agreement, subject to an overall limit on the payment of legal fees of thirty-five thousand dollars ($35,000).

   7.2Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three (3) arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of his employment with the Company, in accordance with the rules of the American Arbitration Association then in effect.

   Judgment may be entered on the award of the arbitrator in any court having proper jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Executive, shall be borne by the Company.

Article 8. Outplacement Assistance
   Following a Qualifying Termination (as described in
Section 3.2 herein), the Executive shall be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the one (1) year period after the Effective Date of Termination, provided, however, that the total reimbursement shall be limited to an amount equal to twenty thousand dollars ($20,000).

Article 9. Successors and Assignment
   9.1Successors to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The date on which any such succession becomes effective shall be deemed to be the date of the Change in Control.

   9.2Assignment by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.

Article 10. Miscellaneous
   10.1 Employment Status. Except as may be provided under any other agreement between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

   10.2 Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent Beneficiaries of any Severance Benefits owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

   10.3 Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

   10.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

   10.5 Applicable Law. To the extent not preempted by the laws of the United States, the laws of the state of Pennsylvania shall be the controlling law in all matters relating to this Agreement.

   10.6 Disclosure of Information. The Executive recognizes that he has access to and knowledge of certain confidential and proprietary information of the Company which is essential to the performance of his duties under this Agreement. The Executive will not, during or after the term of his employment by the Company, in whole or in part, disclose such information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, nor shall he make use of any such information for his own purposes, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain except as required by law or pursuant to legal process.



   10.7 Covenants Regarding Other Employees. During the term of this Agreement, and for a period of twenty-four (24) months following the Effective Date of Termination, the Executive agrees not to attempt to induce any employee of the Company to terminate his or her employment with the Company or to interfere in a similar manner with the business of the Company.

   IN WITNESS WHEREOF, the parties have executed this Agreement
on this            day of
   , 2000.




CHARMING SHOPPES, INC.             EXECUTIVE


_______________________________
___________________________________
Dorrit J. Bern                          (NAME)
Its:  President and Chief Executive Officer



ATTEST:________________________
          Colin D. Stern
          Secretary